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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 27, 2004
                Date of Report (Date of earliest event reported)

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                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-8696                36-2664428
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(State or other jurisdiction of        (Commission          (I.R.S. Employer
         incorporation)                File Number)        Identification No.)

                 1960 Bronson Road, Fairfield, Connecticut 06824
               (Address of principal executive offices) (Zip Code)

                                 (203) 255-6044
              (Registrant's telephone number, including area code)

                                  -------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

         On September 27, 2004, Competitive Technologies, Inc. (the "Company") and Donald J. Freed, Ph.D. finalized terms of employment and compensation arrangements for Dr. Freed's service as Executive Vice-President and Chief Technology Officer of the Company. Dr. Freed has served in that capacity since January 1, 2004. The terms of the employment agreement, among other things, provide for: an annual base compensation of $250,000; eligibility to receive a bonus of up to 50% of base compensation; severance benefits for six (6) months or change in control benefits for twelve (12) months, depending on circumstances; and termination by either party at any time for any reason. A copy of the Employment Agreement between the Company and Dr. Freed is attached as Exhibit 10.1.



Item 9.01.        Financial Statements and Exhibits

         (c)      Exhibits

Exhibit No.     Description
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Exhibit 10.1    Employment Agreement by and between the Company and
                Donald J. Freed dated September 27, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COMPETITIVE TECHNOLOGIES, INC.

Date:    September 29, 2004     By:      /s/ John B. Nano
                                ------------------------------------------
                                         Name:    John B. Nano
                                         Title:   President and
                                                  Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.                        Description
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Exhibit 10.1    Employment Agreement by and between the Company and
                Donald J. Freed dated September 27, 2004